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                                                                EXHIBIT 10.18




                     AMENDMENT NO. 1 TO SEVERANCE AGREEMENT

(This Amendment was signed in its final form by Stephen C. Muther and Steven C. Ramsey.)

         This Amendment No. 1 (this "Amendment") to the Severance Agreement (the "Severance Agreement"), dated as of December 8, 1997, among Buckeye Pipe Line Company, a Delaware corporation ("BPL"), as the assignee of Buckeye Management Company, a Delaware corporation ("BMC"), Buckeye Pipe Line Services Company, a Delaware corporation ("BPLSC") (BPL, BMC and BPLSC are hereinafter collectively referred to as the "Company"), Glenmoor, Ltd., a Delaware corporation formerly known as BMC Acquisition Company and the owner of BMC ("Glenmoor"), and ___________ ("__________"), is dated as of December __, 1999.

         WHEREAS, BMC has transferred its general partnership interest in BPLP to BPL (the "General Partner");

         WHEREAS, _________ serves in an executive capacity for the General Partner; and

         WHEREAS, the parties believe that a change of control of the General Partner implicates the same issues as a change of control of BPLP and desire to amend the Severance Agreement to provide for severance payments to _________ under certain circumstances following a change of control of the General Partner.

         NOW, THEREFORE, intending to be legally bound, the Severance Agreement is hereby amended as follows:

         1. All terms used in this Amendment but not otherwise defined in this Amendment shall have the meaning set forth for such terms in the Severance Agreement.

         2. Section 1(c) of the Severance Agreement is hereby amended and restated in its entirety to read as follows:

               (c) "Change of Control" shall be deemed to have taken place upon the occurrence of any of the following events:

               (i) any Person, except the Company or any employee benefit plan of the Company (or of any Affiliate or Associate, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person, shall become the Beneficial Owner, or the holder of proxies, in the aggregate of 80% or more of the limited partnership units (the "Units") of BPLP then outstanding; provided, however, that no "Change of Control" shall be deemed to occur
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               for purposes of clause (i) hereof during any period in which any such Person, and its Affiliates and Associates, are bound by the terms of a standstill agreement under which such parties have agreed not to acquire more than 79% of the Units then outstanding or to solicit proxies; or

               (ii) any Person, except one or more of the stockholders of Glenmoor as of the date hereof or any employee benefit plan of the Company (or of any Affiliate or Associate or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person, shall become the Beneficial Owner, or the holder of proxies, in the aggregate of 51% or more of the general partnership interests of BPLP; or

               (iii) if BPLP and the General Partner are combined into a single entity (the "Successor"), any Person, except one or more of the stockholders of Glenmoor as of the date hereof or any employee benefit plan of the Company (or of any Affiliate or Associate or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person, shall become the Beneficial Owner, or the holder of proxies, in the aggregate of 50% or more of the voting equity interests of the Successor then outstanding; provided, however, that no "Change of Control" shall be deemed to occur for purposes of clause (iii) hereof during any period in which any such Person, and its Affiliates and Associates, are bound by the terms of a standstill agreement under which such parties have agreed not to acquire more than 49% of the voting equity interests of the Successor then outstanding or to solicit proxies.

         For purposes of this Agreement, the term "Person" shall have the same meaning as in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); the terms "Affiliate" and "Associate" are used as defined in Rule 12b-2 of the Exchange Act.

         3. All references in the Severance Agreement to BAC are hereby amended to refer to Glenmoor and all references to the Company in the Severance Agreement shall be deemed to include BPL, as well as BMC and BPLP.

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         4. Any provision of the Severance Agreement which is inconsistent with the provisions of this Amendment shall be deemed amended to effectuate the intention expressed herein. Except as hereby amended, the Severance Agreement shall remain unchanged and in full force and effect.

         5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

         IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

                                  BUCKEYE PIPE LINE SERVICES COMPANY


                                  By
                                    ---------------------------------------
                                     Name:
                                     Title:


                                  GLENMOOR, LTD.


                                  By
                                    ---------------------------------------
                                     Name:
                                     Title:

                                  BUCKEYE MANAGEMENT COMPANY


                                  By
                                    ---------------------------------------
                                     Name:
                                     Title:

                                  BUCKEYE PIPE LINE COMPANY


                                  By
                                    ---------------------------------------
                                     Name:
                                     Title:

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